UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2017 (April 17, 2017)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55577	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As used herein, the terms “Affinion,” “we,” “us,” “our” and the “Company” refer to Affinion Group Holdings, Inc. (“Affinion Holdings”) and its consolidated subsidiaries.

Supplemental Indentures

On April 18, 2017, (i) Affinion Group, Inc., a Delaware corporation (“Affinion Group”), entered into Supplemental Indenture No. 8 (the “AGI Supplemental Indenture”) among Affinion Group, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Existing Trustee”), to the indenture, dated as of November 19, 2010 (the “Existing AGI Indenture”), among Affinion Group, the subsidiary guarantors named therein and the Existing Trustee, relating to Affinion Group’s 7.875% Senior Notes due 2018 (the “Existing AGI Notes”) and (ii) Affinion Investments, LLC, a Delaware limited liability company (“Affinion Investments”), entered into Supplemental Indenture No. 2 (the “Investments Supplemental Indenture” and, together with the AGI Supplemental Indenture, the “Supplemental Indentures”) among Affinion Investments, Affinion Investments II, LLC, a Delaware limited liability company (“Affinion Investments II”), as guarantor, and the Existing Trustee, to the indenture, dated as of December 12, 2013 (the “Existing Investments Indenture” and, together with the Existing AGI Indenture, the “Existing Indentures”), among Affinion Investments, Affinion Investments II and the Existing Trustee, relating to Affinion Investments’ 13.50% Senior Subordinated Notes due 2018 (the “Existing Investments Notes” and, together with the Existing AGI Notes and Affinion Holdings’ 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 (the “Existing Holdings Notes”), the “Existing Notes”).

The AGI Supplemental Indenture amends the Existing AGI Indenture by (a) eliminating substantially all of the restrictive covenants and certain of the default provisions contained in the Existing AGI Indenture and (b) reducing from 30 days to three business days the minimum notice period for optional redemptions in the Existing AGI Indenture (the “AGI Amendments”). The Investments Supplemental Indenture amends the Existing Investments Indenture by reducing from 30 days to three business days the minimum notice period for optional redemptions in the Existing Investments Indenture (the “Investments Amendments” and, together with the AGI Amendments, the “Amendments”).

The Existing AGI Indenture provides that a supplemental indenture of this type may be entered into upon receipt of consents from holders representing at least a majority of the outstanding principal amount of Existing AGI Notes, excluding Existing AGI Notes held by Affinion Group or its affiliates. The Existing Investments Indenture provides that a supplemental indenture of this type may be entered into upon receipt of consents from holders representing a majority in principal amount of the Existing Investments Notes, excluding Existing Investments Notes held by Affinion Investments or its affiliates. Prior to the execution of the Supplemental Indentures, we solicited and received the required consents to the Amendments in connection with the offers to exchange and consent solicitations for the outstanding Existing AGI Notes and Existing Investments Notes (together with the offer to exchange and consent solicitation for the outstanding Existing Holdings Notes, the “Exchange Offers”). The Amendments become operative only upon the consummation of the Exchange Offers. The Exchange Offers will expire at 5:00 p.m., New York City time, on May 5, 2017, unless extended or earlier terminated (the “Expiration Time”).

Copies of the Supplemental Indentures are attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference. The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the full text of the Supplemental Indentures.

Amendment to the Support Agreement

On April 17, 2017, Affinion Holdings, Affinion Group and Affinion Investments entered into an Amendment (the “Amendment”) to the Support Agreement, dated as of March 31, 2017, among Affinion Holdings, Affinion Group, Affinion Investments and holders of Existing Notes (the “Significant Holders”). The Amendment, which was signed by the required Significant Holders, approves the amendment of the terms and conditions of the Exchange Offers to permit all eligible holders that validly tender their Existing Notes at or prior to the Expiration Time to receive the previously announced total consideration (the “Total Consideration”) if the Exchange Offers are consummated. Prior to the Amendment, only eligible holders who had validly tendered their Existing Notes in the Exchange Offers at or prior to 5:00 p.m., New York City time, on April 14, 2017 (the “Consent Time”) would be entitled to the payment of the Total Consideration if the Exchange Offers are consummated.

Item 8.01.	Other Events.

On April 17, 2017, Affinion Holdings and Affinion Group issued a press release announcing (1) the amendment of the terms and conditions of the Exchange Offers to permit all eligible holders that validly tender their Existing Notes at or prior to the Expiration Time to receive the Total Consideration, (2) the results of the Exchange Offers as of the Consent Time and (3) the receipt of the required consents to the Amendments to the Existing Indentures. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

4.1	Supplemental Indenture No. 8 dated April 18, 2017, to the Existing AGI Indenture

4.2	Supplemental Indenture No. 2 dated April 18, 2017, to the Existing Investments Indenture

99.1	Press Release issued by Affinion Group Holdings, Inc. and Affinion Group, Inc. dated April 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: April 21, 2017	By:	/s/ Gregory S. Miller
		Name:	Gregory S. Miller
		Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: April 21, 2017	By:	/s/ Gregory S. Miller
		Name:	Gregory S. Miller
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

4.1	Supplemental Indenture No. 8 dated April 18, 2017, to the Existing AGI Indenture

4.2	Supplemental Indenture No. 2 dated April 18, 2017, to the Existing Investments Indenture

99.1	Press Release issued by Affinion Group Holdings, Inc. and Affinion Group, Inc. dated April 17, 2017

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